Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
June 29, 2022	Bill Marshall	Scott Golden
	VP, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 484-7873
	Bill.Marshall@pfgc.com	mediarelations@pfgc.com

Performance Food Group Company Hosts Investor Day Webcast; Reaffirms 2022 Guidance; Sets 3 Year Targets

RICHMOND, Va. – Performance Food Group Company (PFG) (NYSE: PFGC) today will host a webcast of its 2022 Investor Day beginning at approximately 10:15 a.m. ET. George Holm, PFG Chairman & Chief Executive Officer, Jim Hope, Executive Vice President & Chief Financial Officer, and other members of the leadership team will present to the investment community.

PFG will video webcast the presentation in listen-only mode on investors.pfgc.com and an archived replay of the webcast will be made available later that day. Pre-event registration is required.

Fiscal 2022 Outlook

PFG continues to expect net sales to be in a range of $50.5 billion to $51 billion and Adjusted EBITDA to be in a range of $1 billion to $1.01 billion. This outlook includes the impact of 10 months of Core-Mark business results.

Three-Year Outlook

During the presentation, management will set 3-year Net Sales and Adjusted EBITDA targets. The company expects to achieve annual net sales of $62 to $64 billion and Adjusted EBITDA between $1.5 and $1.7 billion in fiscal 2025.

PFG’s Adjusted EBITDA outlook excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, but are not limited to, loss on early extinguishment of debt, restructuring charges, certain tax items, and charges associated with non-recurring professional and legal fees associated with acquisitions. PFG’s management cannot estimate on a forward-looking basis the impact of these income and expense items on its reported net income, which could be significant, are difficult to predict and may be highly variable. As a result, PFG does not provide a reconciliation to the closest corresponding GAAP financial measure for its Adjusted EBITDA outlook. Please see the “Forward-Looking Statements” section of this release for a discussion of certain risks to PFG’s outlook.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations in the U.S. and parts of Canada. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; and big box retailers, theaters and convenience stores. PFG’s success as a Fortune 200 company is achieved through our more than 30,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve. To learn more about PFG, visit pfgc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, integration of our acquisition of Core-Mark and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended July 3, 2021 filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

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the material adverse impact the COVID-19 pandemic has had and is expected to continue to have on the global markets, the restaurant industry, and our business specifically, including the effects on vehicle miles driven, on the financial health of our business partners, on supply chains, and on financial and capital markets;

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation and deflation and other factors;

•	we do not have long-term contracts with certain of our customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions, including hurricane, earthquake and other natural disaster damage;

•	our reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	volatility of fuel and other transportation costs;

•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	we may be unable to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;

•	environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and the effects of global warming;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations, including increased regulation of electronic cigarette and other alternative nicotine products;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	if the products we distribute are alleged to cause injury or illness or fail to comply with governmental regulations, we may need to recall our products and may experience product liability claims;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	product liability claims relating to the products we distribute and other litigation;

•	adverse judgements or settlements or unexpected outcomes in legal proceedings;

•	negative media exposure and other events that damage our reputation;

•	decrease in earnings from amortization charges associated with acquisitions;

•	impact of uncollectibility of accounts receivable;

•	difficult economic conditions affecting consumer confidence;

•	increase in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	risks relating to our outstanding indebtedness;

•	our ability to raise additional capital;

•	the following risks related to the acquisition of Core-Mark:

•	the possibility that the expected synergies and value creation from the acquisition will not be realized or will not be realized within the expected time period;

•	the risk that unexpected costs will be incurred in connection with the integration of the acquisition or that the integration of Core-Mark will be more difficult or time consuming than expected;

•	the inability to retain key personnel;

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disruption from the acquisition including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and

•	the risk that the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

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